Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds - Reserves for Future Policy Benefits and Claims Payable Balances (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Insurance [Abstract]
Traditional life	$ 3,958	$ 4,278
Guaranteed benefits	1,779	5,477
Claims payable	1,018	1,024
Accident and health	1,164	1,204
Group payout annuities	4,586	4,895
Life contingent payouts	1,153	1,149
Other	597	627
Total	$ 14,255	$ 18,654